EXHIBIT 10.1
STEWART INFORMATION SERVICES CORPORATION
EXECUTIVE OFFICERS’ BONUS PLANS
The following summarizes the terms of bonus arrangements with respect to certain of our executive officers:
MALCOLM S. MORRIS, as Chairman of the Board and Co-Chief Executive Officer, shall receive, in addition to his salary, 1.00% of the first $20,000,000 of the consolidated pretax income (calculated after deducting minority interests) of Stewart Title Guaranty Company as reported to its stockholder, 0.75% of the pretax profits from $20,000,001 to $40,000,000, 0.50% of the pretax profits from $40,000,001 to $60,000,000, and 0.35% of the pretax profits exceeding $60,000,000.
STEWART MORRIS, JR., as President and Co-Chief Executive Officer, shall receive, in addition to his salary, 1.00% of the first $20,000,000 of the consolidated pretax income (calculated after deducting minority interests) of Stewart Title Guaranty Company as reported to its stockholder, 0.75% of the pretax profits from $20,000,001 to $40,000,000, 0.50% of the pretax profits from $40,000,001 to $60,000,000, and 0.35% of the pretax profits exceeding $60,000,000.
MAX CRISP, as Executive Vice President and Chief Financial Officer, shall receive, in addition to his salary, 0.50% of the first $50,000,000 of the consolidated pretax income (calculated after deducting minority interests) of Stewart Title Guaranty Company as reported to its stockholder, 0.40% of the pretax profits from $50,000,001 to $75,000,000, 0.30% of the pretax profits from $75,000,001 to $100,000,000 and 0.20% of the pretax profits exceeding $100,000,000. Mr. Crisp’s compensation from base salary plus bonus shall not exceed 75% of the total base salary plus bonus earned by a Chief Executive Officer.
MATTHEW W. MORRIS, as Senior Executive Vice President, shall receive, in addition to his salary, 0.30% of the first $100,000,000 of the consolidated pretax income (calculated after deducting minority interests) of Stewart Title Guaranty Company as reported to its stockholder, and 0.20% of the pretax profits exceeding $100,000,000.